Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

FIRST AMENDMENT

to the

LICENSE AND COMMERCIALISATION AGREEMENT

by and between

BIOTIE THERAPIES CORP.

Tykistökatu 6

20520 Turku

Finland

(Hereinafter referred to as “BioTie”)

and

H. LUNDBECK A/S

Ottiliavej 9

DK 2500 Valby

Denmark

(Hereinafter referred to as “Lundbeck”)

(Hereinafter each also referred to as “Party” or together as “Parties”)

Whereas:	On 23 May 2007 BioTie and Lundbeck entered into License and Commercialisation Agreement (hereinafter the
“Agreement”) regarding the commercialisation of Nalmefene, a specific opioid receptor antagonist developed by BioTie and its collaborators for the treatment of substance abuse disorders such as alcoholism and obsessive compulsive disorders, including but not limited to pathological gambling.

Whereas:	With this first amendment to the Agreement (hereinafter the “Amendment”) the Parties desire to extend the geographical territory of Lundbeck’s rights under the Agreement to cover also United Kingdom and Ireland, and agree on certain arrangements related thereto.

NOW THEREFORE, the Parties hereby agree as follows:

1 (3)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.	GENERAL

The Parties acknowledge and agree hereby to include this Amendment to be an integral part of the Agreement and extend, supplement, vary, change, modify and amend the Agreement as set forth herein. The changes shall become effective upon payment of the execution fee referred to in Section 4 below.

2.	AMENDMENTS TO THE AGREEMENT

The following four (4) Sections of the Agreement shall be amended as set forth herein. The amendments below include the complete text of each Section and replace the previous text of the respective Section in its entirety.

2.1	Section 1.1.63

““Territory” – the world, excluding

•	North America (comprised of the United States, Canada, Mexico and their territories and possessions including but not limited to, the Commonwealth of Puerto Rico).

•	Turkey

•	North- and South Korea.”

2.2	Section 1.1.43

““Major Markets” – Germany, France, Spain, Italy, Japan and the United Kingdom.”

2.2	Section 4.6: Royalties

“Subject to Section 4.7, Lundbeck will pay to BioTie, royalties on a Product by Product basis for all Products sold as set forth below:

4.6.1 [*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is less than [*****] in the Territory (including United Kingdom and Ireland); and

4.6.2 [*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is greater than or equal to [*****] in the Territory (including United Kingdom and Ireland); and

4.6.3 An additional [*****] of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product achieved in the United Kingdom and Ireland during the Year in question

4.6.4 Lundbeck’s obligation under Section 4.6.3 to pay the additional [*****] in royalties on Net Sales achieved in the United

2 (3)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Kingdom and Ireland shall only apply until such additional royalty payments have amounted to a total of [*****]. Once such amount has been achieved, royalties payable by Lundbeck on Net Sales achieved in the United Kingdom and Ireland shall also be calculated in accordance with Sections 4.6.1 and 4.6.2.”

2.4	Section 4.10: Compensation for Promotional Activities

“Section 4.10 left intentionally blank.”

3.	SUPPLEMENTARY SECTION TO THE AGREEMENT

The following one (1) supplementary section shall be included and incorporated in the Agreement as Section 8.6:

“8.6	In case the license referred to in Section 8.5 above would become a non-exclusive license pursuant to that Section (i) BioTie shall be granted the right to use the study/studies and data made or collected by Lundbeck (including but not limited to the studies referred to in Section 5.1.11) solely for applying the relevant marketing authorisation in such non-exclusive territory/territories, and (ii) Lundbeck hereby agrees to provide BioTie with all such reasonably required material.”

4.	EXECUTION FEE

No later than five (5) days following the signing of this Amendment Lundbeck shall pay to BioTie a fixed sum of [*****] to BioTie’s bank account in [*****].

5.	MISCELLANEOUS

All other terms of the Agreement shall remain unchanged and in full force and effect. This Amendment shall come into force when it has been duly signed by both Parties.

In Copenhagen, Denmark and Turku, Finland on this 2nd day of January 2008.

BIOTIE THERAPIES CORP.	H. LUNDBECK A/S

/s/ Timo Veromaa	/s/ Lars Bang
Timo Veromaa	Lars Bang
President & CEO	Executive Vice President

3 (3)